Dreyfus
Small Company
Value Fund
Annual Report



October 31, 1997

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for Dreyfus Small Company Value Fund for the 12-month period ended October 31, 1997. Over this period, your Fund produced a total return of 40.22%* which compares with a total return of 29.33% for the Russell 2000 Index over the same period.**

ECONOMIC REVIEW

   The U.S. economy has registered a step-up in growth thus far in 1997 and the evidence coming in suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor have so far not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year, suppressed by the strong dollar, import competition and continued disinflation in health care.

   Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.

   Real Gross Domestic Product growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and new orders imply continued strength. Even housing demand, typically slowing at this phase of the business cycle, has reached new highs. Most incoming signals support sustained fast growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.

   Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.

MARKET OVERVIEW

   Even though the equity markets stumbled badly in late October, the 12-month period ended October 31, 1997 saw solid gains. Measured by price changes alone, excluding income, the Dow Jones Industrial Average gained 23.58% for the 12 months, the Standard & Poor's Composite 500 Stock Price Index 29.96%, the Nasdaq Composite 30.43% and the Russell 2000, 27.52%. These were the gains after the drop of the last week in October, and before counting the rebounds that occurred in the first week of November.

   In retrospect, it is apparent that stock valuations had been riding for a fall. There was weakness in March when the Federal Reserve raised interest rates for the first time in two years. By early summer, equity prices recovered and soared to new highs. Then, however, some nervousness set in, related mainly to concern about high stock valuations and fears of another Fed move to cool off the bubbling economy. Weakness was apparent mainly in companies with large capitalization, while smaller companies, such as those listed in the Russell 2000 Index, gained ground.

   As autumn leaves began to turn, the stock market as a whole regained its wind--but not for long. The relatively high valuations that had prevailed were vulnerable to any major unpleasant surprise. That came in late October from an unexpected source--the Far East. Severe market setbacks in Hong Kong and Southeast Asia, together with drops in their foreign exchange rates, triggered the fall in the U.S. market.

   Richard Hoey, Chief Economist for the Dreyfus Corporation, reviewing the recent events, said that the U.S. stock market had a selling panic, followed by a buying panic. The underlying logic of it all was valuation, he observed.

   When the Dow Jones Index peaked at above 8200 in early August, the stock market was simply discounting favorable U.S. fundamentals into high stock prices, said Hoey. The financial crisis in Asia was the trigger for a correction of the major problem for the U.S. stock market: high valuation.

   The market drop in Asia was caused by serious fundamental problems of excess productive capacity, overvalued real estate and a banking system crisis. European markets, of course, reacted to the Asian weakness, but fell less severely because their economies are more stable. In the U.S., the sharp price drop, followed by a vigorous rebound, reflected an economy with much greater underlying strength.

   The influx of investors into stocks when prices dipped was a good augury for the future. The American investing public appears to be convinced that equities are a good place to put money for the long range, when their prices are attractive, despite the recent volatility of the market averages.

PORTFOLIO FOCUS

   The portfolio benefited from an overweight position in transportation. The trucking market was particularly strong, as the excess supply conditions of the past few years came into better balance due to more tempered capital spending and rising demand. The strong economy led to better pricing and capacity utilization, causing a surge in operating margins. While we remain quite optimistic about our transportation holdings, we have reduced them modestly following strong performance during the past year.

   The portfolio continues to be underweight in financials as bank and thrift price-to-book ratios have expanded over the past year. Even so, we benefited this past year by focusing on thrifts in consolidating markets. Our positions in California thrifts were especially rewarding this year due to both consolidation and improving local economy. We continue to find thrift valuations more compelling than bank valuations.

   The position in energy stocks has been reduced throughout the year. Our exposure to energy service firms, particularly drillers, added significantly to performance over the past year. The sector benefited from rising capital spending budgets by the major oil companies, as technological advances made it more economical to search for oil and gas. While business conditions remain vibrant, we have reduced our exposure to this sector as valuations have risen to ten-year highs.

   Technology weighting was reduced in the middle of this past year as we took advantage of full valuations. More recently, however, the sharp and broad based sell-off in many technology names has led us to rebuild our technology weighting as valuations have become much more compelling.

   Consumer services and consumer nondurables remain two sectors where we continued to find considerable opportunity. Radio broadcasters, for example, have performed particularly well due to industry consolidation and strong demand trends. We find restaurant stocks, which have lagged the broader market for several years, represent compelling value. Comparable restaurant sales, which are the key driver of operating leverage, have recently begun to improve.

   We continue to underweight health care because valuations are not compelling, and our underweight in utilities is due * to regulatory uncertainties and modest earnings growth prospects.

   In closing, we remain positive yet cautious. We continue to seek small capitalization companies with strong earnings growth at valuations which are compelling relative to large capitalization firms in similar industries. Even so, the market is at record high valuations. We believe that our diligent focus on cheap stocks that have improving momentum positions the portfolio well for the future.

                                                     Sincerely,

                                                     The Dreyfus Corporation
                                                     Administrator

November 18, 1997
Boston, MA

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

Dreyfus Small Company Value Fund                                October 31, 1997
--------------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SMALL COMPANY
                      VALUE FUND AND THE RUSSELL 2000 INDEX

$23,000
Dreyfus Small Company
Value Fund

                                     Dollars

$17,782
Russell 2000 Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------

                   One Year Ended              From Inception (12/29/93)
                  October 31, 1997                to October 31, 1997
                --------------------           -------------------------
                       40.22%                           24.22%

--------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Small Company Value Fund on 12/29/93 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.
The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Investments                                        October 31, 1997


Common Stocks--97.9%                                                                            Shares          Value
-------------------------------------------------------------------------------              ------------    ------------
         Basic Industries--8.3%  Birmingham Steel..............................                150,500       $  2,502,062
                                 Burlington Industries.........................                193,400          2,888,912
                                 Calgon Carbon.................................                112,700          1,331,269
                                 CalMat........................................                204,900          5,160,919
                                 Cherry, Cl. B..............................(a)                 73,100          1,105,637
                                 Commercial Intertech..........................                144,000          2,340,000
                                 Detroit Diesel.............................(a)                 17,500            360,937
                                 Dexter.....................................(b)                 30,600          1,201,050
                                 Essex International...........................                 64,200          2,126,625
                                 Gaylord Container, Cl. A...................(a)                274,500          1,818,562
                                 Geon..........................................                134,700          2,921,306
                                 IMCO Recycling................................                 53,000            963,937
                                 Keystone Consolidated Industries...........(a)                 88,000          1,144,000
                                 Lukens........................................                 90,600          1,630,800
                                 Patrick Industries............................                 41,300            598,850
                                 RMI Titanium...............................(a)                 31,700            752,875
                                 Special Metals................................                 46,700            963,187
                                 Wausau Paper Mills............................                 51,400          1,037,637
                                 Wolverine Tube.............................(a)                  8,800            272,800
                                                                                                             ------------
                                                                                                               31,121,365
                                                                                                             ------------
            Capital Goods--8.6%  Amcast Industrial.............................                100,300          2,545,112
                                 American Buildings.........................(a)                 35,000            980,000
                                 Archer Resources..............................                103,592            478,026
                                 Avondale Industries......................(a,b)                134,400          3,628,800
                                 Brown & Sharpe, Cl. A......................(a)                151,100          1,784,869
                                 Chicago Bridge & Iron N.V.....................                 94,000          1,662,625
                                 Cubic.........................................                 13,900            448,275
                                 Denison International A.D.R. .................                111,500          2,104,563
                                 DONCASTERS A.D.R..............................                 16,300            439,081
                                 Elsag Baily Process Automation, N.V........(a)                152,000          2,840,500
                                 Excel Industries..............................                149,300          2,659,406
                                 Flowserve.....................................                 26,400            785,400
                                 Friede Goldman International..................                 35,600          1,417,325
                                 Global Industrial Technologies.............(a)                100,500          1,714,781
                                 Intermet......................................                  6,600            127,050
                                 Jacobs Engineering Group...................(a)                 28,900            780,300
                                 Newport News Shipbuilding.....................                191,800          4,123,700
                                 Richardson Electronics........................                 60,000            735,000
                                 Stewart & Stevenson Services..................                  6,400            139,200
                                 TransTechnology...............................                 32,000            892,000
                                 Wabash National............................(b)                 70,600          2,109,175
                                                                                                             ------------
                                                                                                               32,395,188
                                                                                                             ------------
        Consumer Durables--4.4%  Continental Homes Holding.....................                 14,100            424,763
                                 Donnelly, Cl. A...............................                 96,300          1,733,400
                                 Insurance Auto Auction.....................(a)                252,000          2,961,000
                                 Juno Lighting.................................                 22,000            396,000


Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1997


Common Stocks (continued)                                                                       Shares          Value
-------------------------------------------------------------------------------              ------------    ------------
 Consumer Durables (continued)   Kaufman & Broad Home..........................                133,100       $  2,836,694
                                 LADD Furniture.............................(a)                146,900          2,221,863
                                 MascoTech.....................................                 96,200          1,827,800
                                 Special Devices............................(a)                103,200          2,386,500
                                 Standard Products.............................                 64,900          1,744,188
                                                                                                             ------------
                                                                                                               16,532,208
                                                                                                             ------------
    Consumer Non-Durables--9.6%  Alberto-Culver, Cl. A.........................                 42,900          1,112,719
                                 Alexandria R.E. Equities......................                 62,600          1,717,588
                                 Ashworth...................................(a)                159,100          1,581,056
                                 Borg-Warner Security.......................(a)                 73,300          1,241,519
                                 Boston Beer, Cl. A.........................(a)                169,300          1,682,419
                                 Delta Woodside Industries.....................                  4,800             30,300
                                 Department 56..............................(a)                 73,300          2,212,744
                                 Fuqua Enterprises..........................(a)                 79,600          2,487,500
                                 Galoob Toys................................(a)                229,700          3,029,169
                                 Graphic Industries............................                166,600          3,602,725
                                 Guilford Mills................................                141,700          3,383,088
                                 Hudson Foods, Cl. A........................(b)                 56,400          1,057,500
                                 Huffy.........................................                 81,300          1,285,556
                                 Lance.........................................                 35,200            752,400
                                 Oakley.....................................(a)                171,300          1,691,588
                                 Ocular Sciences...............................                 22,100            486,200
                                 Phillips-Van Heusen...........................                148,500          2,116,125
                                 Scotts, Cl. A..............................(a)                 40,600          1,086,050
                                 Smucker (J.M.), Cl. A.........................                 69,300          1,749,825
                                 Stride Rite...................................                 99,900          1,173,825
                                 Vans.......................................(a)                159,500          2,691,562
                                                                                                             ------------
                                                                                                               36,171,458
                                                                                                             ------------
       Consumer Services--20.6%  American Media, Cl. A......................(a)                234,100          1,858,169
                                 American Radio Systems, Cl. A..............(a)                  7,400            360,750
                                 Ann Taylor Stores..........................(a)                121,500          1,738,969
                                 Apple South...................................                195,500          3,641,188
                                 Bob Evans Farms...............................                230,000          4,355,625
                                 Boyd Gaming................................(a)                245,200          2,022,900
                                 Buffets....................................(a)                246,800          2,591,400
                                 Cadmus Communication..........................                105,400          2,213,400
                                 Carmike Cinemas, Cl. A.....................(a)                 55,000          1,787,500
                                 Chancellor Media, Cl. A..................(a,b)                 14,136            775,713
                                 Chris-Craft Industries.....................(a)                 29,613          1,530,622
                                 CMP Media, Cl. A..............................                 64,400          1,191,400
                                 Comcast UK Cable Partners, Cl. A...........(a)                138,500          1,575,438
                                 Cox Radio, Cl. A...........................(a)                 55,200          1,880,250
                                 Damark International, Cl. A................(a)                  7,700             89,512
                                 Dravo......................................(a)                118,300          1,242,150
                                 Emmis Broadcasting, Cl. A..................(a)                103,800          4,593,150
                                 Finish Line, Cl. A.........................(a)                241,700          4,078,688


Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1997


Common Stocks (continued)                                                                       Shares          Value
-------------------------------------------------------------------------------              ------------    ------------
 Consumer Services (continued)   Gymboree...................................(a)                209,400       $  5,077,950
                                 Hall, Kinion & Associates.....................                 35,100            548,438
                                 Ingles Markets................................                 21,900            287,438
                                 J & J Snack Foods..........................(a)                178,900          3,041,300
                                 Lone Star Steakhouse/Saloon................(a)                141,700          3,276,812
                                 Marsh Supermarkets, Cl. A.....................                 44,100            694,575
                                 MAXIMUS.......................................                 17,900            501,200
                                 Micro Warehouse............................(a)                173,300          2,599,500
                                 Nash Finch....................................                  6,800            136,850
                                 Neiman Marcus Group........................(a)                 14,000            464,625
                                 Paxson Communications......................(a)                 72,500            815,625
                                 Pierce Leahy..................................                  8,200            229,600
                                 Pittston Burlington Group.....................                 60,000          1,631,250
                                 Primadonna Resorts.........................(a)                154,800          2,709,000
                                 Provigo.......................................                 78,619            418,601
                                 Sapiens International.........................                329,400          2,696,962
                                 Sunglass Hut International.................(a)                275,200          2,201,600
                                 Talbots.......................................                152,100          3,650,400
                                 Travel Services International.................                 18,200            407,225
                                 True North Communications.....................                149,700          3,405,675
                                 Young Broadcasting, Cl. A..................(a)                145,700          5,281,625
                                                                                                             ------------
                                                                                                               77,603,075
                                                                                                             ------------
                   Energy--3.7%  Aquila Gas Pipeline...........................                 37,800            491,400
                                 Cabot Oil & Gas, Cl. A........................                 49,000          1,176,000
                                 Cal Dive International........................                  9,900            309,375
                                 Eagle Geophysical.............................                 91,100          1,594,250
                                 Houston Exploration........................(a)                147,700          3,581,725
                                 Marine Drilling............................(a)                 37,300          1,105,013
                                 Monterey Resources............................                 64,062          1,277,236
                                 RPC...........................................                 42,700          1,281,000
                                 Santa Fe Energy Resources..................(a)                116,900          1,527,006
                                 Titan Exploration.............................                142,400          1,797,800
                                                                                                             ------------
                                                                                                               14,140,805
                                                                                                             ------------
       Financial Services--7.3%  Albank Financial..............................                 22,300          1,031,375
                                 Allmerica Financial...........................                  4,936            231,375
                                 American Residential Investment Trust.........                 28,000            428,750
                                 Astoria Financial.............................                 77,588          4,053,973
                                 Bank Plus..................................(a)                 85,000          1,020,000
                                 Bay View Capital..............................                 61,300          1,869,650
                                 Citizens......................................                 14,100            413,306
                                 City National.................................                119,400          3,589,463
                                 Coast Savings Financial....................(a)                 28,000          1,643,250
                                 Community Bank System.........................                  7,400            216,450
                                 Downey Financial..............................                 49,145          1,290,056
                                 FirstFed Financial.........................(a)                 89,100          3,118,500
                                 First Savings Bank of Washington Bancorp......                 12,600            299,250


Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1997


Common Stocks (continued)                                                                       Shares          Value
-------------------------------------------------------------------------------              ------------    ------------
Financial Services (continued)   Flushing Financial............................                 19,600       $    426,300
                                 Golden State Bancorp.......................(a)                 74,500          2,477,125
                                 Guarantee Life Cos............................                 49,200          1,359,150
                                 Klamath First Bancorp.........................                  7,400            165,575
                                 LaSalle Partners..............................                  6,400            234,000
                                 PFF Bancorp................................(a)                103,400          1,990,450
                                 SCPIE Holdings................................                 62,700          1,779,113
                                                                                                             ------------
                                                                                                               27,637,111
                                                                                                             ------------
              Health Care--3.6%  Angelica......................................                  8,200            159,900
                                 BioReliance...................................                 21,300            473,925
                                 Conmed.....................................(a)                 56,700          1,162,350
                                 Haemonetics................................(a)                 73,700          1,114,712
                                 Hologic....................................(a)                153,100          3,923,188
                                 Millennium Pharmaceuticals.................(a)                 46,400            925,100
                                 Quest Diagnostics.............................                137,900          2,301,206
                                 SpaceLabs Medical..........................(a)                 82,600          1,827,525
                                 Superior Surgical.............................                108,900          1,524,600
                                                                                                             ------------
                                                                                                               13,412,506
                                                                                                             ------------
                    Other--6.2%  Alamo Group...................................                 78,300          1,644,300
                                 Camco ........................................                 23,176             77,330
                                 Casella Waste Systems, Cl. A..................                 27,500            608,438
                                 CCA Prison Realty Trust.......................                  5,700            196,650
                                 Continental Circuits.......................(a)                 50,300            899,113
                                 Crossmann Communities......................(a)                 62,750          1,364,813
                                 Finlay Enterprises.........................(a)                 26,400            554,400
                                 Huntco, Cl. A.................................                109,000          1,526,000
                                 Kitty Hawk....................................                159,100          3,241,663
                                 MTI Technology.............................(a)                 42,200            590,800
                                 Pacific Greystone..........................(a)                 69,700          1,289,450
                                 Philip Services............................(a)                 20,285            354,987
                                 Pilgrim's Pride...............................                270,700          3,552,937
                                 Progressive Bank..............................                 23,300            806,762
                                 Qualix Group..................................                208,400            924,775
                                 Rainbow Technologies.......................(a)                 60,000          1,477,500
                                 Standard Motor Product........................                151,900          3,322,812
                                 Three-Five Systems.........................(a)                 36,700            761,525
                                                                                                             ------------
                                                                                                               23,194,255
                                                                                                             ------------
              Technology--18.6%  ADFlex Solutions...........................(a)                 32,100            714,225
                                 ANTEC......................................(a)                114,400          1,801,800
                                 Brooktrout Technology......................(a)                 22,300            317,775
                                 C-Cor Electronics..........................(a)                 25,100            401,600
                                 Caere .....................................(a)                 58,700            498,950
                                 Commscope..................................(a)                131,400          1,445,400
                                 Electroglas................................(a)                 94,400          1,793,600
                                 Exabyte....................................(a)                115,400          1,218,913
                                                                                                             ------------

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1997


Common Stocks (continued)                                                                       Shares          Value
-------------------------------------------------------------------------------              ------------    ------------
        Technology (continued)   FSI International..........................(a)                100,800       $  1,738,800
                                 Galileo Technology............................                 16,500            567,188
                                 General Semiconductor......................(a)                 50,600            575,575
                                 Great Plains Software.........................                  7,200            171,900
                                 Inso.......................................(a)                258,200          3,130,675
                                 Integrated Process Equipment...............(a)                 75,600          1,677,375
                                 International Rectifier....................(a)                171,400          2,346,037
                                 Intersolv..................................(a)                108,900          1,388,475
                                 Learning Company...........................(a)                281,400          5,311,425
                                 LTX........................................(a)                282,600          1,518,975
                                 Mastering..................................(a)                 35,400            325,238
                                 Mattson Technology.........................(a)                266,300          2,912,656
                                 MEMC Electronic Materials................(a,b)                 67,600          1,356,225
                                 Micro Linear...............................(a)                255,200          2,073,500
                                 Mosaix.....................................(a)                 85,700            792,725
                                 Oak Industries.............................(a)                159,000          4,561,313
                                 Ortel......................................(a)                 63,800          1,491,325
                                 Peritus Software Services.....................                  5,100             94,350
                                 Planar Systems.............................(a)                107,900          1,200,388
                                 Progress Software..........................(a)                109,600          2,342,700
                                 Quality Semiconductor......................(a)                140,900            968,687
                                 Quickturn Design System....................(a)                 19,500            255,937
                                 Read-Rite..................................(a)                107,000          2,126,625
                                 RWD Technologies..............................                  2,400             54,000
                                 S3.........................................(a)                 84,000            745,500
                                 Sequent Computer Systems...................(a)                124,100          2,598,344
                                 Silicon Storage Technology.................(a)                208,000          1,014,000
                                 Silicon Valley Group.......................(a)                 64,400          1,851,500
                                 Symantec...................................(a)                223,100          4,880,312
                                 Trident Microsystems.......................(a)                 21,600            272,700
                                 Trimble Navigation.........................(a)                244,600          4,953,150
                                 Viewlogic Systems........................(a,b)                 87,800          2,129,150
                                 Watkins-Johnson...............................                107,300          3,326,300
                                 Zilog......................................(a)                 60,400          1,151,375
                                                                                                             ------------
                                                                                                               70,096,688
                                                                                                             ------------
           Transportation--7.0%  Arkansas Best..............................(a)                318,500          3,662,750
                                 Arnold Industries.............................                146,600          3,115,250
                                 Atlas Air..................................(a)                124,200          3,446,550
                                 Caliber System................................                 61,300          3,195,262
                                 Knightsbridge Tankers.........................                 62,819          1,884,570
                                 Mullen Transportation.........................                 78,089          1,579,963
                                 Old Dominion Freight Line..................(a)                 88,000          1,364,000
                                 SkyWest.......................................                188,100          4,561,425
                                 Varlen........................................                 40,900          1,543,975
                                 Yellow.....................................(a)                 79,500          2,181,281
                                                                                                             ------------
                                                                                                               26,535,026
                                                                                                             ------------
                                 TOTAL COMMON STOCKS
                                    (cost $350,401,855)........................                              $368,839,685
                                                                                                             ------------
                                                                                                             ------------

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1997


                                                                                             Principal
Short-Term Investments--6.6%                                                                  Amount            Value
------------------------------------------------------------------------------            --------------    -------------
          U.S. Treasury Bills:   4.95%, 11/13/1997.............................             $     25,000     $     24,959
                                 4.95%, 12/11/1997..........................(c)               14,025,000       13,948,984
                                 4.92%, 1/8/1998...............................                4,925,000        4,877,868
                                 4.91%, 1/15/1998..............................                3,922,000        3,880,584
                                 4.97%, 1/22/1998..............................                2,276,000        2,249,166
                                                                                                             ------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $24,984,254).........................                              $ 24,981,561
                                                                                                             ------------
                                                                                                             ------------
TOTAL INVESTMENTS (cost $375,386,109)..........................................                   104.5%     $393,821,246
                                                                                                  ------     ------------
                                                                                                  ------     ------------
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                    (4.5%)    $(17,083,154)
                                                                                                  ------     ------------
                                                                                                  ------     ------------
NET ASSETS.....................................................................                   100.0%     $376,738,092
                                                                                                  ------     ------------
                                                                                                  ------     ------------

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Securities held in whole or in part in escrow for call options written.
(c) Partially held by broker as collateral for open short positions.


                       See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Call Options Written                               October 31, 1997


                                                                                      Strike
Issuer                                               Contracts      Expiration         Price            Value
------                                              -----------    ------------       ------          ---------
Avondale Industries..............................       100        December '97         $30           $  6,250
Chancellor Media, Cl. A..........................       141        November '97          60              7,050
Dexter...........................................       306        December '97          40             32,513
Hudson Foods, Cl. A..............................        10        December '97          23                250
MEMC Electronic Materials........................       676         January '98          20            147,875
Viewlogic Systems................................       550        December '97          25             68,750
Viewlogic Systems................................       328        December '97          30              6,150
Wabash National..................................       180        December '97          30             30,375
Wabash National..................................       180        December '97          35              5,625
                                                                                                      --------
TOTAL CALL OPTIONS WRITTEN
   (premiums received $533,444)..................                                                     $304,838
                                                                                                      --------
                                                                                                      --------

Notes to Statement of Call Options Written:
--------------------------------------------------------------------------------
The above options were written against portfolio securities with an aggregate market value of $12,257,613.

Statement of Securities Sold Short                              October 31, 1997


Common Stocks                                                                     Shares                  Value
-------------                                                                   ----------              -----------
American Oilfield Divers............................................             40,000                  $  680,000
Bassett Furniture...................................................             14,000                     392,000
Chromcraft Revington................................................             35,300                   1,116,362
Innovex.............................................................             10,000                     258,125
Merrill.............................................................              7,500                     167,813
O'Sullivan Industries...............................................              7,000                      97,125
Philip Services.....................................................             20,300                     355,250
Polaris Industries..................................................             10,000                     304,375
Richfood Holdings...................................................             23,000                     554,875
Sofamor Danek Group.................................................              9,300                     640,538
                                                                                                         ----------
TOTAL SECURITIES SOLD SHORT
    (proceeds $4,054,264)...........................................                                     $4,566,463
                                                                                                         ----------
                                                                                                         ----------




                       See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1997

                                                                                                  Cost            Value
                                                                                              ------------    ------------
ASSETS:                       Investments in securities--See Statement of Investments         $375,386,109    $393,821,246
                              Cash.............................................                                  3,904,626
                              Receivable from brokers for proceeds on securities sold short                      4,054,264
                              Receivable for shares of Common Stock subscribed.                                  2,755,435
                              Receivable for investment securities sold........                                  1,319,899
                              Dividends and interest receivable................                                    141,735
                              Prepaid expenses.................................                                     75,764
                                                                                                              ------------
                                                                                                               406,072,969
                                                                                                              ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    235,480
                              Due to Distributor...............................                                     75,718
                              Payable for investment securities purchased......                                 23,556,328
                              Securities sold short, at value
                                (proceeds $4,054,264)--see statement...........                                  4,566,463
                              Payable for shares of Common Stock redeemed......                                    459,470
                              Outstanding call options written, at value
                                (premiums received $533,444)--see statement....                                    304,838
                              Accrued expenses.................................                                    136,580
                                                                                                              ------------
                                                                                                                29,334,877
                                                                                                              ------------
NET ASSETS.....................................................................                               $376,738,092
                                                                                                              ------------
                                                                                                              ------------
REPRESENTED BY:               Paid-in capital..................................                               $351,722,180
                              Accumulated undistributed investment income--net.                                    259,232
                              Accumulated net realized  gain (loss) on investments,
                                securities sold short and foreign currency transactions                          6,605,136
                              Accumulated net unrealized appreciation(depreciation)
                                on investments, options written and securities
                                sold short--Note 4(b)..........................                                 18,151,544
                                                                                                              ------------
NET ASSETS.....................................................................                               $376,738,092
                                                                                                              ------------
                                                                                                              ------------
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)................                                 17,162,067

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                     $21.95
                                                                                                                    ------
                                                                                                                    ------



                       See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Operations                              Year Ended October 31, 1997


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $1,489 foreign taxes
                                withheld at source)......................                  $  903,602
                              Interest...................................                     788,798
                                                                                           ----------
                                Total Income.............................                                     $ 1,692,400


EXPENSES:                     Management fee--Note 3(a)..................                     860,360
                              Shareholder servicing costs--Note 3(b).....                     381,724
                              Registration fees..........................                     135,423
                              Custodian fees--Note 3(b)..................                      32,940
                              Professional fees..........................                      21,403
                              Dividends on securities sold short.........                      16,416
                              Prospectus and shareholders' reports.......                      15,297
                              Directors' fees and expenses--Note 3(c)....                      12,194
                              Interest expense--Note 2...................                       3,934
                              Miscellaneous..............................                       6,734
                                                                                           ----------
                                Total Expenses...........................                   1,486,425

                              Less--reduction in management fee due to
                                undertaking--Note 3(a)...................                     (51,774)
                                                                                          -----------
                                Net Expenses.............................                                       1,434,651
                                                                                                              -----------
INVESTMENT INCOME--NET...................................................                                         257,749
                                                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:
                                Long transactions (including foreign currency
                                   transactions).........................                 $ 8,182,326
                                Short sale transactions..................                  (1,550,930)
                                                                                          -----------
                                Net Realized Gain (Loss).................                                       6,631,396
                              Net unrealized appreciation (depreciation) on
                                investments, options written and
                                securities sold short....................                                      17,725,090
                                                                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      24,356,486
                                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $24,614,235
                                                                                                              -----------
                                                                                                              -----------



                       See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                                Year Ended        Year Ended
                                                                                             October 31, 1997  October 31, 1996
                                                                                             ----------------  ----------------
OPERATIONS:

  Investment income--net......................................................               $    257,749      $    58,382
  Net realized gain (loss) on investments.....................................                  6,631,396        2,421,646
  Net unrealized appreciation (depreciation) on investments...................                 17,725,090          180,662
                                                                                             ------------      -----------
    Net Increase (Decrease) in Net Assets Resulting from Operations...........                 24,614,235        2,660,690
                                                                                             ------------      -----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net......................................................                    (46,432)         (41,125)
  Net realized gain on investments............................................                 (2,431,882)        (461,510)
                                                                                             ------------      -----------
    Total Dividends...........................................................                 (2,478,314)        (502,635)
                                                                                             ------------      -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...............................................                460,227,849       12,451,803
  Dividends reinvested........................................................                  2,423,279          502,014
  Cost of shares redeemed.....................................................               (124,900,940)      (4,663,841)
                                                                                             ------------      -----------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.........                337,750,188        8,289,976
                                                                                             ------------      -----------
      Total Increase (Decrease) in Net Assets.................................                359,886,109       10,448,031

NET ASSETS:
  Beginning of Period.........................................................                 16,851,983        6,403,952
                                                                                             ------------      -----------
  End of Period...............................................................               $376,738,092      $16,851,983
                                                                                             ------------      -----------
                                                                                             ------------      -----------
Undistributed investment income--net..........................................               $    259,232      $    47,915
                                                                                             ------------      -----------
                                                                                                Shares            Shares
                                                                                             ------------      -----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................                 22,290,239          738,511
  Shares issued for dividends reinvested......................................                    145,455           35,629
  Shares redeemed.............................................................                 (6,227,693)       (277,463)
                                                                                             ------------      -----------
    Net Increase (Decrease) in Shares Outstanding.............................                 16,208,001          496,677
                                                                                             ------------      -----------
                                                                                             ------------      -----------


                       See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                   Year Ended October 31,
                                                                        -------------------------------------------
PER SHARE DATA:                                                          1997        1996        1995        1994(1)
                                                                        ------      ------      ------      -------
   Net asset value, beginning of period.......................          $17.66      $14.00      $12.43       $12.50
                                                                        ------      ------      ------       ------
   Investment Operations:
   Investment income--net.....................................            --           .07         .10          .30
   Net realized and unrealized gain (loss) on investments.....            6.43        4.69        2.33         (.37)
                                                                        ------      ------      ------       ------
   Total from Investment Operations...........................            6.43        4.76        2.43         (.07)
                                                                        ------      ------      ------       ------
   Distributions:
   Dividends from investment income--net......................            (.04)       (.09)       (.33)         --
   Dividends from net realized gain on investments............           (2.10)      (1.01)       (.53)         --
                                                                        ------      ------      ------       ------
   Total Distributions........................................           (2.14)      (1.10)       (.86)         --
                                                                        ------      ------      ------       ------
   Net asset value, end of period.............................          $21.95      $17.66      $14.00       $12.43
                                                                        ------      ------      ------       ------
                                                                        ------      ------      ------       ------
TOTAL INVESTMENT RETURN.......................................           40.22%      35.99%      21.30%        (.56%)(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets..........            1.23%       1.27%        .84%         --
   Ratio of interest expense and dividends on securities sold
      short to average net assets.............................             .02%        .02%        .07%         .01%(2)
   Ratio of net investment income to average net assets.......             .22%        .62%        .79%        2.39%(2)
   Decrease reflected in above expense ratios due to
     undertakings by Dreyfus..................................             .05%        .41%       1.80%        2.07%(2)
   Portfolio Turnover Rate....................................           76.11%     183.58%     161.01%      219.63%(2)
   Average commission rate paid(3)............................          $.0522      $.0509        --            --
   Net Assets, end of period (000's Omitted)..................        $376,738     $16,582      $6,404       $5,166

------------
(1) From December 29, 1993 (commencement of operations) to October 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Small Company Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering nine series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect subsidiary of Mellon and an affiliate of Dreyfus, serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At October 31, 1997, there were no outstanding borrowings under the lines of credit.

   The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1997 was approximately $69,000, with a related weighted average annualized interest rate of 5.70%. The maximum amount borrowed at any time during the period ended October 31, 1997 was $2.9 million.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 1996 through October 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $51,774 during the period ended October 31, 1997.

   Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of
 .375 of 1% of the value of the Fund's average daily net assets and is payable monthly by Dreyfus.

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $286,787 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $58,629 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $32,940 pursuant to the custody agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (D) Effective March 3, 1997, a 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

NOTE 4--Securities Transactions:

   (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and option transactions, during the period ended October 31, 1997 is summarized as follows:

                                       Purchases               Sales
                                     ------------           -----------
Long transactions.............       $410,874,676           $83,012,907
Short sale transactions.......         10,264,619            11,971,470
                                     ------------           -----------
    TOTAL.....................       $421,139,295           $94,984,377
                                     ------------           -----------
                                     ------------           -----------

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position. Securities sold short at October 31, 1997 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

   In addition, the following table summarizes the Fund's call options written for the period ended October 31, 1997:

                                           Number of        Premiums
                                           Contracts        Received
                                          -----------      ----------
OPTIONS WRITTEN:
----------------
Contracts outstanding October 31, 1996..      --               --
Contracts written.......................    2,471           $533,444
                                            -----           --------
Contracts outstanding October 31, 1997..    2,471           $533,444
                                            -----           --------
                                            -----           --------

   The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.

   As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates. Contracts open at October 31, 1997 are set forth in the Statement of Call Options Written.

   (B) At October 31, 1997, accumulated net unrealized appreciation on investments, options written and securities sold short was $18,151,544, consisting of $32,806,722 gross unrealized appreciation and $14,655,178 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Small Company Value Fund

   We have audited the accompanying statement of assets and liabilities, including the statements of investments, call options written and securities sold short, of Dreyfus Small Company Value Fund, one of the series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

New York, New York
December 12, 1997

Important Tax Information (Unaudited)

   For Federal tax purposes, the Fund hereby designates $.185 per share as a long-term capital gain distribution of the $2.135 per share paid on December 16, 1996.

   The Fund also designates 3.78% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax return.

Dreyfus Small Company
Value Fund
200 Park Avenue
New  York, NY 10166

Investment Advisor
The Dreyfus Corporation
200 Park Avenue New  York, NY 10166
Sub-Investment Advisor
The Boston Company
Asset Management, Inc.
One Boston Place
Boston, MA 02108
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.





253AR9710